UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

HECLA MINING CO/DE/

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive Suite 200
Coeur D'Alene, Idaho		83815-9408
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (208) 769-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

Hecla Mining Company (the "Company," "Hecla," "we," or "our") is filing this Current Report on Form 8-K to recast certain financial information and related disclosures included in our Annual Report on Form 10-K for the year ended December 31, 2025 (the "2025 Form 10-K"), originally filed on February 17, 2026, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, originally filed on May 5, 2026 (the "Q1 2026 Form 10-Q").

Discontinued Operations — Casa Berardi

On March 25, 2026, we completed the previously announced sale of our wholly-owned subsidiary Hecla Quebec Inc. ("Hecla Quebec"), which owned the Casa Berardi mine in Quebec, Canada, to Orezone Gold Corporation for total undiscounted consideration of up to $602.2 million. The transaction represents a strategic shift that has a major effect on our operations and financial results. Beginning with the Q1 2026 Form 10-Q, Casa Berardi is no longer a reportable segment and its financial results are reflected as a discontinued operation for all periods presented. We recast the 2025 Form 10-K to reflect Casa Berardi as a discontinued operation, with its results excluded from continuing operations and segment results in the recast financial information and related disclosures.

Income Statement Presentation Changes

In connection with the recast described above, and to conform to the presentation adopted beginning with our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the "Q2 2026 Form 10-Q"), filed August 4, 2026, we are also recasting the Income Statements in our 2025 Form 10-K and Q1 2026 Form 10-Q to remove the "Total Cost of Sales" and "Gross Profit" line items, which are not required disclosures under GAAP or SEC disclosure rules. We have also renamed the former line item "ramp-up and suspension costs" as "care and maintenance" costs to more accurately describe the nature of those expenses. We have also reclassified amounts in 2023 and 2024 in the Consolidated Statements of Operations and Comprehensive Income (Loss) and Note 5. Business Segments, Sales of Products and Significant Customers to conform with the 2025 presentation.

Exhibit 99.1 filed with this Form 8-K includes the following recast portions of our 2025 Form 10-K for all periods presented to reflect the presentation of Casa Berardi as a discontinued operation and, where applicable, changes to reportable segments, as well as changes to our Income Statement presentation:

Part I. Item 1. Business

Part I. Item 2. Properties

Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

Part II. Item 8. Financial Statements and Supplementary Data

Exhibit 99.2 filed with this Form 8-K includes the following recast portions of our Q1 2026 Form 10-Q for all periods presented to reflect the changes to our Income Statement presentation (Items below are under Part I of the Q1 2026 Form 10-Q):

Item 1. Financial Statements

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

Except as specifically set forth herein to disclose information related to the disposal of Hecla Quebec described above, to reflect the historical results of our Casa Berardi business as a discontinued operation and to conform our Income Statement presentation to our current presentation, no revisions have been made to our 2025 Form 10-K or Q1 2026 Form 10-Q to update for other information, developments or events that have occurred since such filings. This Form 8-K and related exhibits should be read in conjunction with our 2025 Form 10-K and Q1 2026 Form 10-Q and subsequent filings with the SEC, including Quarterly Reports on Form 10-Q for the periods ended

June 30, 2026 and Current Reports on Form 8-K. These subsequent SEC filings contain important information regarding events, risks, developments and updates affecting the Company and our expectations that have occurred since the filing of our 2025 Form 10-K and Q1 2026 Form 10-Q. The information contained herein is not an amendment to, or a restatement of our 2025 Form 10-K or Q1 2026 Form 10-Q. Unaffected items and unaffected portions of our 2025 Form 10-K and Q1 2026 Form 10-Q have not been repeated in, and are not amended or modified by this Form 8-K or related exhibits.

By virtue of this Current Report, the Company will be able to incorporate the updated information by reference into future registration statements or post effective amendments to existing registration statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following are filed as exhibits to this report:

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Update to the 2025 Form 10-K (recast to reflect a discontinued operation and conform Income Statement presentation changes)
99.2	Update to the Q1 2026 Form 10-Q (recast to conform Income Statement presentation changes)
101.INS	XBRL Instance - the instance document does not appear in the Interactive Data File as its XBRL tags are embedded within the XBRL document**
104	Inline XBRL Taxonomy Extension Schema with Embedded Linkbase Documents**

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Russell D. Lawlar

Name: Russell D. Lawlar

Senior Vice President and Chief Financial Officer

Dated: August 28, 2026